                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 29, 2004

                                 TRANSPRO, INC.
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                     1-13894                    34-1807383
---------------------        ---------------------         -------------------
   (State or Other           (Commission File No.)          (I.R.S. Employer
     Jurisdiction                                          Identification No.)
  of Incorporation)

          100 GANDO DRIVE, NEW HAVEN, CONNECTICUT      06513
         (Address of Principal Executive Offices)    (Zip Code)

               Registrant's telephone number, including area code:
                                 (203) 401-6450

                                       N/A
               ---------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On October 29, 2004, Transpro conducted an investor presentation relating to the transaction contemplated by the letter of intent described below. The investor presentation materials are attached as Exhibit 99.1 hereto.

ITEM 8.01.  OTHER EVENTS.

         On October 29, 2004, Transpro announced that it had entered into a letter of intent with Modine Manufacturing Company providing for the merger of
Transpro and Modine's aftermarket business and the simultaneous sale of
Transpro's heavy duty OEM business to Modine. There can be no assurance that the transaction will be completed, or as to its ultimate timing and terms. A copy of the press release announcing the execution of the letter of intent is attached as Exhibit 99.2 hereto and a copy of the letter of intent is attached as Exhibit
99.3.

 ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

EXHIBIT NO.                                     DESCRIPTION
-----------         ------------------------------------------------------------
99.1                Investor presentation, dated October 29, 2004.
99.2                Press release, dated October 29, 2004.
99.3                Letter of Intent dated October 28, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004

                                       TRANSPRO, INC.

                                       By: /s/ RICHARD A. WISOT
                                           -------------------------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary
                                           and Chief Financial Officer